THE GROWTH FUND OF AMERICA
Semi-Annual Report for the six months ended February 28, 1997

DIFFERENT PERSPECTIVES

[Cover:  Photo: magnifying glass, photo: eyeglasses, photo: binoculars.]

[The American Funds Group(R)]

The Growth Fund of America(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

On our cover: Tools associated with looking at things in different ways. The Growth Fund of America is managed by six portfolio counselors, each contributing a unique perspective.

Results at a glance (through 2/28/97)

                   Total              Average annual
                   returns            compound returns
6 months           +18.5%             -
12 months          +14.0              -
5 years            +86.2              +13.2%
10 years           +234.3             +12.8
Lifetime*          +3,453.7           +16.6

 All figures assume reinvestment of distributions.

*Since 12/1/73, when Capital Research and Management Company became the fund's investment adviser.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's average annual compound returns, with all distributions reinvested, for periods ended March 31, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

10 years:    +11.88%
5 years:     +12.00
12 months:    +5.30

Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

AVERAGE ANNUAL COMPOUND RETURNS OVER FUND'S LIFETIME (12/1/73 - 2/28/97)

[chart]
+5.5%
Inflation

+13.9%
Stock Market

+16.6%
The Growth Fund of America

Inflation is represented by the Consumer Price Index. The stock market is represented by Standard & Poor's 500 Composite Index, which is unmanaged. [end chart]

FELLOW SHAREHOLDERS:

We are pleased to report that The Growth Fund of America gained considerable ground during the six months through February 28.

Over this period, which marked the first half of the fund's 1997 fiscal year, the value of your shares increased 18.5% if you reinvested the dividend of 11 cents a share and the capital gain distribution of 86 cents a share paid in December.

This unusually large six-month increase occurred during a period when the stock market as a whole did even better. Standard & Poor's 500 Composite Index rose 22.6% with dividends reinvested. The primary reason for the difference was our cautious invested position: We have continued to hold approximately 15% of the fund's assets in cash and equivalents as a cushion against a stock market that appears to be expensive by many measures.

As we discussed in our 1996 annual report, two areas that have held the fund back in recent years are technology and media/entertainment stocks. During the first half of fiscal 1997, technology stocks generally did well while media/entertainment stocks continued to drift.

Our 10 most rewarding holdings during the period were all manufacturers of computer components. We took advantage of this opportunity to reduce our exposure to certain technology stocks. Looking ahead, we continue to feel that many technology companies will provide tools that will play a critical role in an increasingly competitive global economy. Most countries are less technologically advanced than the United States, and rapidly rising exports of computers and related equipment are evidence of increasing global opportunities. During the period, however, some of these stocks seemed to get ahead of themselves.

A number of media/entertainment companies are suffering indigestion from that industry's recent high-profile merger frenzy. Some companies are attempting to trim away peripheral businesses and reduce debt burden. We feel they will benefit greatly from this selective pruning. As a result, we have added carefully to our media/entertainment holdings where we are enthusiastic about their potential.

Lastly, we increased our holdings in energy stocks, including oil drilling equipment manufacturers and several exploration companies based outside the United States. We believe that global supplies of deep-water drilling rigs are low and that demand is rising. Meanwhile, non-OPEC production of oil is growing. We feel that these companies will benefit even with some crude oil price weakness.

In closing, we want to emphasize that the recent rate of growth in the stock market is unlikely to be sustained. It has been more than six years since the last significant market decline - notwithstanding recent turbulence. Over time, a well-managed portfolio of growth stocks typically has proved to be among the most rewarding of all securities investments, but it is important to remember that results can vary considerably from period to period.

We look forward to updating you six months from now, in the fund's annual report.

Cordially,

/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/James F. Rothenberg
James F. Rothenberg
President

April 15, 1997

[pull quote]
The fund's advance was unusually large for a six-month period.
[end pull quote]

THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, February 28, 1997
Unaudited
                                                                              Percent
                                                                               of Net
                                                                               Assets
                                                                           ----------
Largest Industry Holdings
-----------------------------
Electronic Components                                                           13.91%
Broadcasting & Publishing                                                       12.31%
Business & Public Services                                                       9.76%
Data Processing & Reproduction                                                   7.83%
Leisure & Tourism                                                                4.92%
Other Industries                                                                36.76%
Cash & Equivalents                                                              14.51%

Largest Individual Holdings
-------------------------------------
Time Warner                                                                      3.40%
Federal National Mortgage Assn.                                                   3.24
Philip Morris                                                                     3.21
Walt Disney                                                                       2.86
Intel                                                                             2.76
Columbia/HCA Healthcare                                                           2.00
Viacom                                                                            1.83
National Semiconductor                                                            1.80
News Corp.                                                                        1.75
America Online                                                                    1.73

THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, February 28, 1997



                                                                                           Market    Percent
EQUITY-TYPE SECURITIES                                                                      Value     of Net
(Common & Preferred Stocks)                                                    Shares       (000)     Assets
-------------------------------------                                     -----------    -------- ----------
Electronic Components - 13.91%
Intel Corp.                                                                  1,949,000   $276,514       2.76
National Semiconductor Corp. /1/                                             6,902,930    180,339       1.80
Texas Instruments Inc.                                                       1,710,000    131,884       1.32
Advanced Micro Devices, Inc. /1/                                             3,628,600    130,176       1.30
Seagate Technology /1/                                                       2,400,000    113,400       1.13
Adaptec, Inc. /1/                                                            2,623,600     99,861       1.00
Analog Devices, Inc. /1/                                                     3,633,333     84,475        .84
LSI Logic Corp. /1/                                                          2,025,000     69,862        .70
Bay Networks, Inc. /1/                                                       3,552,500     67,498        .67
Quantum Corp. /1/                                                            1,550,000     61,612        .62
ASM Lithography Holding NV (Netherlands) /1/                                   750,000     49,924        .50
Linear Technology Corp.                                                      1,000,000     45,500        .46
ADC Telecommunications, Inc. /1/                                             1,356,000     36,612        .37
Newbridge Networks Corp. (Canada) /1/                                        1,100,000     35,062        .35
Tellabs, Inc. /1/                                                              235,000      9,371        .09

Broadcasting & Publishing - 12.31%
Time Warner Inc.                                                             8,294,500    340,075       3.40
Viacom Inc., Class B /1/                                                     5,200,000    183,300       1.83
News Corp. Ltd. (American Depositary Receipts) (Australia)                   5,400,000    114,750
News Corp. Ltd., preferred (American Depositary Receipts)                    3,363,750     60,127       1.75
Comcast Corp., Class A special stock                                         6,339,762    113,323
Comcast Corp., Class A                                                       1,680,000     29,295       1.42
Tele-Communications, Inc., Series A, Liberty Media Group /1/                 5,887,237    123,632       1.24
Tele-Communications, Inc., Series A, TCI Group /1/                           7,739,300     91,904        .92
E.W. Scripps Co., Class A                                                    1,700,000     61,200        .61
Chris-Craft Industries, Inc. /1/                                             1,019,500     41,927        .42
HSN, Inc. /1/                                                                1,260,000     32,445        .32
US WEST Media Group /1/                                                      1,400,000     25,725        .26
BHC Communications, Inc., Class A /1/                                           62,840      6,410        .06
Century Communications Corp., Class A /1/                                    1,002,550      5,075        .05
TCI Satellite Entertainment, Inc., Series A /1/                                356,700      2,854        .03

Business & Public Services - 9.76%
Columbia/HCA Healthcare Corp.                                                4,767,590    200,239       2.00
America Online, Inc. /1/                                                     4,605,400    172,703       1.73
United HealthCare Corp.                                                      2,350,000    117,206       1.17
Federal Express Corp. /1/                                                    1,560,000     80,340        .80
Republic Industries, Inc. /1/ /2/                                            1,200,000     42,600
Republic Industries, Inc. /1/                                                1,050,000     37,275        .80
Manpower Inc.                                                                1,835,700     69,298        .69
Electronic Data Systems Corp.                                                1,350,000     60,919        .61
CUC International Inc. /1/                                                   2,212,500     52,823        .53
USA Waste Services, Inc. /1/                                                 1,050,000     37,800        .38
Shared Medical Systems Corp.                                                   685,000     37,418        .37
WMX Technologies, Inc.                                                         550,000     17,394        .17
Value Health, Inc. /1/                                                         570,000     13,680        .14
Oxford Health Plans, Inc. /1/                                                  215,000     11,986        .12
Ecolab Inc.                                                                    250,000      9,469        .09
PacifiCare Health Systems, Inc., Class B /1/                                   100,000      8,375        .08
Pittston Brink's Group                                                         300,000      7,725        .08

Data Processing & Reproduction - 7.83%
Oracle Corp./1/                                                              3,464,550    135,984       1.36
Silicon Graphics, Inc. /1/                                                   4,640,000    111,940       1.12
Solectron Corp. /1/                                                          1,556,400     82,295        .82
International Business Machines Corp.                                          400,000     57,500        .57
Adobe Systems Inc.                                                           1,445,000     52,743        .53
Computer Associates International, Inc.                                      1,150,000     50,025        .50
Digital Equipment Corp. /1/                                                  1,500,000     49,125        .49
Hewlett-Packard Co.                                                            800,000     44,800        .45
Sybase, Inc. /1/                                                             2,215,000     36,271        .36
Compaq Computer Corp. /1/                                                      400,000     31,700        .32
Sequent Computer Systems, Inc. /1/                                           1,500,000     25,781        .26
Cisco Systems, Inc. /1/                                                        400,000     22,250        .22
Intuit Inc. /1/                                                                978,600     22,141        .22
Data General Corp. /1/                                                       1,000,000     19,375        .19
Tandem Computers Inc. /1/                                                    1,540,000     19,250        .19
3Com Corp. /1/                                                                 450,000     14,899        .15
Mentor Graphics Corp. /1/                                                      515,000      4,925        .05
CompuServe Corp. /1/                                                           281,700      2,852        .03

Leisure & Tourism - 4.92%
Walt Disney Co.                                                              3,852,466    286,046       2.86
MGM Grand, Inc. /1/                                                          2,400,000     84,300        .84
King World Productions, Inc. /1/                                             1,450,000     53,831        .54
Carnival Corp., Class A                                                        900,000     31,725        .32
Harrah's Entertainment, Inc. /1/                                             1,537,300     28,440        .28
Marriott International, Inc.                                                   150,000      7,950        .08

Financial Services - 4.68%
Federal National Mortgage Assn.                                              8,100,000    324,000       3.24
Capital One Financial Corp.                                                  1,791,800     71,224        .71
Student Loan Marketing Assn.                                                   450,000     47,644        .48
Federal Home Loan Mortgage Corp.                                               850,400     25,299        .25

Beverages & Tobacco - 3.34%
Philip Morris Companies Inc.                                                 2,375,000    320,922       3.21
PepsiCo, Inc.                                                                  400,000     13,150        .13

Health & Personal Care - 3.08%
Nellcor Puritan Bennett Inc. /1/                                             2,700,000     46,913        .47
Gilead Sciences, Inc. /1/                                                    1,415,000     43,158        .43
Guidant Corp.                                                                  600,000     40,200        .40
Forest Laboratories, Inc. /1/                                                1,000,000     38,125        .38
AB Astra, Class A (American Depositary Receipts) (Sweden)                      450,000     21,656        .22
Kimberly-Clark Corp.                                                           175,000     18,550        .19
Pfizer Inc                                                                     200,000     18,325        .18
NexStar Pharmaceuticals, Inc. /1/ /2/                                        1,000,000     14,875
NexStar Pharmaceuticals, Inc. /1/                                              200,000      2,975        .18
MedImmune, Inc. /1/                                                          1,064,000     15,428        .15
Alza Corp. /1/                                                                 500,000     14,187        .14
Pharmacia & Upjohn, Inc.                                                       290,000     10,694        .11
Omnicare, Inc.                                                                 360,000      9,540        .10
Gillette Co.                                                                    90,400      7,153        .07
Gensia Pharmaceuticals, Inc. /1/                                             1,332,202      6,411        .06

Telecommunications - 2.85%
MCI Communications Corp.                                                     3,375,000    120,656       1.20
Vodafone Group PLC (American Depositary Receipts)
(United Kingdom)                                                             1,220,000     57,950        .58
AirTouch Communications /1/                                                  1,900,000     51,775        .52
Telefonos de Mexico, SA de CV, Class L
(American Depositary Receipts) (Mexico)                                        900,000     34,987        .35
AT&T Corp.                                                                     500,000     19,937        .20

Energy Equipment - 2.03%
Transocean Offshore Inc.                                                     1,235,967     69,060        .69
Diamond Offshore Drilling, Inc. /1/                                          1,090,000     64,310        .64
Schlumberger Ltd. (Netherlands Antilles)                                       541,000     54,438        .55
Dresser Industries, Inc.                                                       500,000     15,187        .15

Transportation: Airlines - 1.78%
Southwest Airlines Co.                                                       2,956,450     69,477        .69
AMR Corp. /1/                                                                  860,000     67,617        .68
Delta Air Lines, Inc.                                                          515,000     41,457        .41

Banking - 1.78%
Citicorp                                                                       800,000     93,400        .93
PNC Bank Corp.                                                                 600,000     25,425        .26
BankAmerica Corp.                                                              220,000     25,025        .25
First Security Corp.                                                           543,750     18,963        .19
Commerce Bancshares, Inc.                                                      318,346     15,121        .15

Merchandising - 1.52%
Limited Inc.                                                                 3,400,000     64,600        .64
Circuit City Stores, Inc.                                                      900,000     28,125        .28
Wal-Mart Stores, Inc.                                                          600,000     15,825        .16
Intimate Brands, Inc., Class A                                                 800,000     15,600        .16
Sports Authority, Inc. /1/                                                     725,000     13,866        .14
Cardinal Health, Inc., Class A                                                 225,000     13,837        .14

Insurance - 1.45%
EXEL Ltd. (Incorporated in Bermuda)                                          2,480,000    109,430       1.09
CNA Financial Corp. /1/                                                        120,000     13,350        .14
Everest Reinsurance Holdings, Inc.                                             350,000     11,025        .11
NAC Re Corp.                                                                   300,000     11,025        .11

Recreation & Consumer Products - 1.32%
Mattel, Inc.                                                                 4,296,875    106,885       1.07
Hasbro, Inc.                                                                   265,000     11,329        .11
Electronic Arts /1/                                                            231,700      7,241        .07
Acclaim Entertainment, Inc. /1/                                              1,325,000      7,039        .07

Miscellaneous Materials & Commodities - 1.16%
Pioneer Hi-Bred International, Inc.                                          1,450,000     98,781        .98
Potash Corp. of Saskatchewan Inc. (Canada)                                     225,000     17,691        .18

Electrical & Electronic Instruments - 1.14%
Telefonaktiebolaget LM Ericsson, Class B
(American Depositary Receipts) (Sweden)                                      1,462,500     46,137        .46
Nokia Corp., Class A (American Depositary Receipts) (Finland)                  750,000     43,875        .44
General Instrument Corp. /1/                                                   534,000     12,682        .12
Lucent Technologies Inc.                                                       217,042     11,693        .12

Machinery & Engineering - 1.13%
Thermo Electron Corp. /1/                                                    2,175,000     74,222        .74
Caterpillar Inc.                                                               500,000     39,187        .39

Electronic Instruments - 0.99%
Applied Materials, Inc. /1/                                                    700,000     35,437        .35
KLA Instruments Corp. /1/                                                      850,000     35,434        .35
Teradyne, Inc. /1/                                                           1,050,000     28,612        .29

Utilities: Electric & Gas - 0.98%
Columbia Gas System, Inc.                                                      756,400     44,438        .44
K N Energy, Inc.                                                               800,000     31,600        .32
PanEnergy Corp.                                                                525,600     22,404        .22

Transportation: Rail & Road - 0.88%
Wisconsin Central Transportation Corp. /1/                                   2,457,600     88,166        .88

Energy Sources - 0.63%
Enterprise Oil PLC (United Kingdom)                                          4,500,000     45,582        .45
Norsk Hydro AS (American Depositary Receipts) (Norway)                         200,000     10,000        .10
NGC Corp.                                                                      400,000      7,900        .08

Chemicals - 0.56%
A. Schulman, Inc.                                                            1,522,500     29,498        .30
Air Products and Chemicals, Inc.                                               225,000     16,678        .17
H.B. Fuller Co.                                                                192,000      9,360        .09

Multi-Industry - 0.54%
U.S. Industries, Inc. /1/                                                    1,475,000     54,022        .54

Textiles & Apparel - 0.34%
Nine West Group Inc. /1/                                                       725,000     34,075        .34

Industrial Components - 0.11%
Danaher Corp.                                                                  250,000     10,812        .11

Transportation: Shipping - 0.03%
Overseas Shipholding Group, Inc.                                               200,000      3,475        .03


Other equity-type securities in initial period of                                         444,909       4.44
 acquisition                                                                          -----------   --------

TOTAL EQUITY-TYPE SECURITIES (cost: $5,547,262,000)                                      8,558,591     85.49
                                                                                      -----------   --------

                                                                            Principal
                                                                               Amount
SHORT-TERM SECURITIES                                                           (000)
-------------------------------------                                        --------
Corporate Short-Term Notes - 9.71%
Gannett Co., Inc. 5.25%-5.29% due 3/7-4/11/97 /2/                               87,768     87,334        .87
IBM Credit Corp. 5.23%-5.31% due 3/17-5/16/97                                   84,800     84,315        .84
Lucent Technologies Inc. 5.27%-5.32% due 3/10-5/27/97                           81,150     80,498        .80
Coca-Cola Co. 5.28% due 4/1-4/2/97                                              78,100     77,724        .78
Warner-Lambert Co. 5.28%-5.30% due 5/1-6/2/97 /2/                               66,300     65,522        .65
National Rural Utilities Cooperative Finance Corp.
5.24%-5.35% due 3/14-4/25/97                                                    62,513     62,235        .62
Weyerhaeuser Co. 5.25%-5.30% due 3/12-4/23/97                                   56,900     56,650        .57
Proctor & Gamble Co. 5.22%-5.28% due 3/13-4/23/97                               54,900     54,650        .55
Sara Lee Corp. 5.30% due 3/26/97                                                50,000     49,808        .50
International Lease Finance Corp. 5.25% due 5/6/97                              50,000     49,503        .49
SAFECO Credit Co. Inc. 5.27%-5.30% due 4/3-5/14/97                              47,500     47,145        .47
General Electric Capital Corp. 5.30%-5.34% due 4/3-4/14/97                      43,900     43,640        .44
Hershey Foods Corp. 5.28% due 3/13-3/21/97                                      39,000     38,887        .39
American Brands, Inc. 5.26%-5.33% due 3/11-5/19/97                              38,900     38,543        .39
Minnesota Mining & Manufacturing Co. 5.20%-5.32% due 4/10-4/25/97               38,700     38,439        .38
Pfizer Inc 5.30%-5.31% due 3/3/97 /2/                                           36,100     36,084        .36
H.J. Heinz Co. 5.25%-5.37% due 3/4-4/1/97                                       34,100     34,015        .34
American Express Credit Corp. 5.32% due 4/4/97                                  17,400     17,310        .17
Walt Disney Co. 5.30% due 4/21/97                                               10,000      9,924        .10
                                                                                      -----------   --------
                                                                                          972,226        9.71
                                                                                      -----------   --------

Federal Agency Short-Term Obligations - 3.69%
Federal Home Loan Bank  5.20%-5.25% due 4/10-5/29/97                           125,860    124,435       1.24
Federal National Mortgage Assn.  5.18%-5.34% due 3/27-5/20/97                  125,200    124,067       1.24
Federal Home Loan Mortgage Corp.  5.25%-5.34% due 3/25-4/9/97                  121,625    121,063       1.21
                                                                                      -----------   --------
                                                                                          369,565       3.69

Certificates of Deposit - 0.47%
Morgan Guaranty Trust Co. of New York  5.40% due 4/28/97                        47,000     47,002        .47
                                                                                      -----------   --------

Federal Agency Obligations - Other - 0.46%
Student Loan Marketing Assn. 5.15%-5.24% due 3/25-3/27/97                       46,415     46,238        .46
                                                                                      -----------   --------


TOTAL SHORT-TERM SECURITIES (cost: $1,435,116,000)                                      1,435,031      14.33
                                                                                      -----------   --------
TOTAL INVESTMENT SECURITIES (cost: $6,982,378,000)                                      9,993,622      99.82

Excess of cash and receivables over payables                                               18,124        .18
                                                                                      -----------   --------
NET ASSETS                                                                             10,011,746     100.00%
                                                                                      ===========   ========

/1/ Non-income-producing securities.
/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional investors.

See Notes to Financial Statements


-----------------------------
Equity-type securities
 appearing in the portfolio
 since August 31, 1996
-----------------------------
ASM Lithography Holding
AB Astra
Computer Associates International
Danaher
Data General
Diamond Offshore Drilling
Enterprise Oil
Gilead Sciences
Intuit
KLA Instruments
Nine West Group
Norsk Hydro
Pioneer Hi-Bred International
Pittston Brink's Group
Republic Industries
Sequent Computer Systems
Shared Medical Systems
Teradyne
Wisconsin Central Transportation
-------------------------------
Equity-type securities
 eliminated from the portfolio
 since August 31, 1996
-------------------------------
ADT
Altera
AMP
Apple Computer
Apria Healthcare Group
Autodesk
Compuware
Conrail
Dell Computer
Dun & Bradstreet
EMC
Genetics Institute
Great Lakes Chemical
Informix
LIN Television
Loctite
Marvel Entertainment Group
Maxim Integrated Products
MFS Communications
Mirage Resorts
New World Communications Group
Pitney Bowes
Promus Hotel
Toys "R" Us
Vencor
Western Digital
Xilinx

The Growth Fund of America
Financial Statements                                                             Unaudited
----------------------------------------------         ----------------   ----------------
Statement of Assets and Liabilities                                            (dollars in
at February 28, 1997                                                            thousands)
----------------------------------------------         ----------------   ----------------
Assets:
Investment securities at market
 (cost: $6,982,378)                                                             $9,993,622
Cash                                                                                   597
Receivables for-
 Sales of investments                                           $38,531
 Sales of fund's shares                                          15,144
 Dividends and accrued interest                                   3,088             56,763
                                                       ----------------   ----------------
                                                                                10,050,982
Liabilities:
Payables for-
 Purchases of investments                                        17,651
 Repurchases of fund's shares                                    13,477
 Management services                                              2,830
 Accrued expenses                                                 5,278             39,236
                                                       ----------------   ----------------
Net Assets at February 28, 1997-
 Equivalent to $17.23 per share on
 581,030,888 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                            $10,011,746
                                                                          ================

----------------------------------------------         ----------------   ----------------

Statement of Operations                                                        (dollars in
for the six months ended February 28, 1997                                      thousands)
----------------------------------------------         ----------------   ----------------
Investment Income:
Income:
 Dividends                                                   $   28,349
 Interest                                                        39,109           $ 67,458
                                                       ----------------
Expenses:
 Management services fee                                         17,220
 Distribution expenses                                           11,028
 Transfer agent fee                                               4,423
 Reports to shareholders                                            495
 Registration statement and prospectus                              623
 Postage, stationery and supplies                                   644
 Directors' fees                                                     66
 Auditing and legal fees                                             45
 Custodian fee                                                      124
 Taxes other than federal income tax                                  4
 Other expenses                                                      68             34,740
                                                       ----------------   ----------------
 Net investment income                                                              32,718
                                                                          ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                  444,651
Net increase in unrealized appreciation:
 on investments
 Beginning of period                                          1,913,178
 End of period                                                3,011,245          1,098,067
                                                       ----------------   ----------------
 Net realized gain and unrealized appreciation
  on investments                                                                 1,542,718
                                                                          ----------------
Net Increase in Net Assets Resulting
 from Operations                                                             $   1,575,436
                                                                          ================
See Notes to Financial Statements


                                                                               (dollars in
                                                                                thousands)
----------------------------------------------         ----------------   ----------------
                                                       Six months ended         Year ended
Statement of Changes in Net Assets                   February 28, 1997*    August 31, 1996
----------------------------------------------         ----------------   ----------------
Operations:
Net investment income                                     $      32,718       $     67,802
Net realized gain on investments                                444,651            583,665
Net change in unrealized appreciation
 on investments                                               1,098,067           (602,963)
                                                       ----------------   ----------------
 Net increase in net assets
  resulting from operations                                   1,575,436             48,504
                                                       ----------------   ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                            (60,737)           (68,664)
Distributions from net realized gain on
 investments                                                   (474,857)          (537,427)
                                                       ----------------   ----------------
 Total dividends and distributions                             (535,594)          (606,091)
                                                       ----------------   ----------------

Capital Share Transactions:
Proceeds from shares sold: 44,825,126
 and 88,063,294 shares, respectively                          1,058,408          2,814,262
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 30,970,137 and 19,284,224 shares,
 respectively                                                   515,288            580,427
Cost of shares repurchased: 47,436,970
 and 58,145,510 shares, respectively                         (1,112,504)        (1,851,280)
                                                       ----------------   ----------------

 Net increase in net assets resulting from
  capital share transactions                                    461,192          1,543,409
                                                       ----------------   ----------------

Total Increase in Net Assets                                  1,501,034            985,822

Net Assets:
Beginning of period                                           8,510,712          7,524,890
                                                       ----------------   ----------------
End of period (including undistributed
 net investment income: $10,590
 and $38,609, respectively)                                $ 10,011,746         $8,510,712
                                                       ================   ================

*Unaudited

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

   Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $124,000 includes $14,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of February 28, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,011,245,000, of which $3,330,766,000 related to appreciated securities and $319,521,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended February 28, 1997. The cost of portfolio securities for book and federal income tax purposes was $6,982,378,000 at February 28, 1997.

3. The fee of $17,220,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of average net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2 billion but not exceeding $3 billion; 0.35% of such assets in excess of $3 billion but not exceeding $5 billion; 0.335% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.325% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1997, distribution expenses under the Plan were $11,028,000. As of February 28, 1997, accrued and unpaid distribution expenses were $4,976,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,423,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,358,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1997, aggregate amounts deferred and earnings thereon were $261,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1997, accumulated undistributed net realized gain on
investments was $342,007,000 and additional   paid-in capital was
$6,589,791,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,384,031,000 and
$1,489,661,000, respectively, during the six months ended February 28, 1997.

   Net realized currency gains on dividends were $13,000 for the six months ended February 28, 1997.

5. Effective at the close of business on December 12, 1996, the Board of Directors declared a 100% share dividend, which, in effect, is a 2-for-1 share split, of 276,075,903 shares. Net assets were not affected by this share dividend.

Per-Share Data and Ratios /1/                           Six months
                                                             ended      Year     ended    August           31
                                                          Feb. 28,
                                                          1997 /2/      1996      1995      1994        1993       1992
                                                           -------   -------   -------   -------   ---------    -------
Net Asset Value, Beginning of Period                        $15.39    $16.55    $13.81    $13.58      $11.02     $11.21
                                                           -------   -------   -------   -------   ---------    -------
 Income from Investment Operations:
  Net investment income                                        .06       .13       .13       .07         .07        .12
  Net realized and unrealized gain (loss)
   on investments                                             2.75      (.01)     3.21       .71        2.63        .40
                                                           -------   -------   -------   -------   ---------    -------
   Total income from
 investment operations                                        2.81       .12      3.34       .78        2.70        .52
                                                           -------   -------   -------   -------   ---------    -------
 Less Distributions:
  Dividends from net investment income                        (.11)     (.14)     (.08)     (.06)       (.09)      (.17)
  Distributions from net realized gains                       (.86)    (1.14)     (.52)     (.49)       (.05)      (.54)
                                                           -------   -------   -------   -------   ---------    -------
   Total distributions                                        (.97)    (1.28)     (.60)     (.55)       (.14)      (.71)
                                                           -------   -------   -------   -------   ---------    -------
Net Asset Value, End of Period                              $17.23    $15.39    $16.55    $13.81      $13.58     $11.02
                                                           =======   =======   =======   =======   =========   ========

Total Return /3/                                        18.52% /4/       .90%    25.56%     5.98%      24.64%      4.91%


Ratios/Supplemental Data:
  Net assets, end of period (in millions)                  $10,012    $8,511    $7,525    $5,427      $5,018     $3,700
  Ratio of expenses to average net
 assets                                                   .37% /4/       .74%      .75%     .78%        .77%       .79%
  Ratio of net income to average net
 assets                                                   .35% /4/       .82%      .90%     .49%         .56%      1.11%
  Average commissions paid /5/                       5.35 cents  5.62 cents  5.94 cents 6.05 cents 6.82 cents  6.94 cents
  Portfolio turnover rate                               17.27% /4/    27.95%    26.90%    24.77%      25.23%     10.64%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

/2/Unaudited

/3/Calculated without
 deducting a sales charge.  The
 maximum sales charge is 5.75% of
 the fund's offering price.

/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/5/Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA CD/AL/3395
Lit. No. GFA-013-0497

Printed on recycled paper

OFFICE OF THE FUND

One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER

Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS

(Please write to the address nearest you.)

American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

[The American Funds Group(R)]